                       ACTION BY UNANIMOUS WRITTEN CONSENT

                                       OF

                             THE BOARD OF DIRECTORS

                                       OF

                                 PROMOTEL, INC.

      The undersigned, constituting all of the directors of PromoTel, Inc., a Nevada corporation ("Corporation"), do hereby approve and adopt the Resolutions set forth below pursuant to their unanimous written consent under the applicable provisions of the Private Corporations Law of Nevada.

                               RESOLUTION I

RESOLVED, that the Articles of Incorporation of PromoTel, Inc. be restated and amended in their entirety to read as follows:

                       RESTATED ARTICLES OF INCORPORATION

                                 PROMOTEL, INC.

                                    ARTICLE I

                                      Name

               The name of the Corporation shall be PromoTel, Inc.


                                   ARTICLE II

                                    Duration

          The period of duration of the Corporation shall be perpetual.

                                   ARTICLE III

                                     Purpose

The purpose of the Corporation is to engage in any lawful act or activities for which corporations may be organized under the Private Corporations Law of the State of Nevada.

                                   ARTICLE IV

                                  Capital Stock

The authorized capital stock of the Corporation shall be 101,000,000 shares consisting of 100,000,000 shares of common stock with a par value of 0.001 per share ("Common Stock") and 1,000,000 shares of preferred stock with a par value of 0.001 share ("Preferred Stock").

The designations and the preferences, conversion and other rights, voting powers, restrictions,. limitations as to dividends, qualifications, and terms and conditions or redemption of the shares of each class of stock are as follows:

1.    Preferred Stock

The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions and adopted by the Board of Directors and filed as required by Nevada law from time to time prior to the issuance of any shares of such series.

The Board of Directors is expressly authorized to issue, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and to set or change in any one respects the designations, preferences conversion of other rights, voting rights, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of each such series. Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the right of the Common Stock of the Corporation to vote one vote per share on all matters submitted for stockholder action. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not limited to, setting or changing the following:

      (a) the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preferred Stock shall not exceed 1,000,000);

      (b) the annual dividend rate on shares of such series, whether dividends shall be cumulative and, if so, from which date or dates;

      (c) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and whether the amount may vary under different conditions and at different redemption dates;

      (d) the obligation, if any, of the Corporation to redeem or repurchase shares of such series pursuant to a sinking fund;

      (e) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions or such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

      (f) whether the shares of such series shall be voting rights, in addition to the voting provided by the law, and if so, the terms of such voting rights;

      (g) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution of winding up of the Corporation; and

      (h) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series which may be authorized under Nevada Private Corporations Act.

The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

2.    Common Stock

Subject to all rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in these Articles of Incorporation, including, but not limited to, the following rights and privileges:

      (a) dividends may be declared and paid or set apart for payment upon the Common Stock out of any asset or funds of the Corporation legally available for the payment of dividends';

      (b) the holders of Common Stock shall have the right to vote for the election of directors and on all other matters requiring stockholder action, each share being entitled to one vote; and

      (c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation, after making provision for the satisfaction of any liquidation preference of any then outstanding Preferred Stock, shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

3.    Capital Stock

The following provisions shall apply to all shares of capital stock, either common stock or preferred stock:

      (a) Cumulative voting shall not be allowed in elections of directors of for any other purpose;

      (b) No holders of shares of capital stock of the Corporation shall be entitled, as such, to any preemptive or preferential right to acquire any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue. The Board of Directors of the Corporation, however, in its discretion by resolution, may determine that any unissued securities of the Corporation shall be offered for subscription solely to the holders of capital stock of any class or classes of such stock, which the Corporation may not or hereafter be authorized to issue, in such proportions based on stock ownership as said Board in its discretion may determine;

      (c) All shares, when issued, shall be fully paid and non-assessable;

      (d) The Board of Directors may restrict the transfer of any of the Corporation's stock issued by giving the Corporation or any shareholder "first right of refusal to purchase" the stock, by making the stock redeemable, or by restricting the transfer of the stock under such terms and in such manner as the directors may deem necessary and as are not inconsistent with the laws of the State of Nevada. Any stock so restricted must carry a conspicuous legend noting the restriction and the place where such restriction may be found in the records of the Corporation; and

      (e) The judgment of the Board of Directors as to the adequacy of any consideration received or to be received for any shares, options, or any other securities which the Corporation at any time may be authorized to issue or sell or otherwise dispose of shall be conclusive in the absence of fraud, subject to the provisions of these Articles of Incorporation and any applicable law.

                                   ARTICLE IV

                               Board of Directors

The affairs of the Corporation shall be governed by a Board of Directors which shall be organized and operate in accordance with the provisions of this Article.

1. The number of Directors of the Corporation which shall constitute the whole Board shall not be less than three Directors. The exact number of Directors shall be fixed from time to time pursuant to a resolution adopted by a majority of the entire Board of Directors. Each Director elected shall hold office until his successor shall be elected and shall qualify.

2. Newly created Directorships resulting from any increases in the authorized number of Directors shall be filled by a majority vote of the remaining Directors, though less than a quorum, and the Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which a successor shall be elected and shall qualify.

3. Any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause, shall be filled by the vote of a majority of the remaining Directors, though less than a quorum, and the Directors so chosen shall serve for the unexpired term of this predecessor in office.

4. The names and addresses of the members of the initial Board of Directors, who shall hold office until the next annual meeting of the shareholders of the Corporation or until their successors shall have been elected and qualified, are:

                     Name                        Address
                     ----                        -------

              Lori Ann Perri          500 Fifth Avenue, Suite 424
                                      New York, NY 10110


              Frank C. Magliato       500 Fifth Avenue, Suite 424
                                      New York, NY 10110


                                    ARTICLE V

                           Principal Place of Business

The principal office and the principal place of business of the Corporation in Nevada initially shall be at 321 N. Walsh Street, Carson City, Nevada 89701. The Board of Directors, however, from to time may establish such other offices, branches, subsidiaries, or divisions which it may consider to be advisable.

                                   ARTICLE VI

                     Registered Office and Registered Agent

The address of the Corporation's initial registered office in Nevada for purpose of the Private Corporations Law of Nevada, shall be at 321 N. Walsh Street, Carson City, Nevada 89701 The name of the Corporation's initial registered agent at the address of the aforesaid registered office shall be United Corporate Services, Inc.

                                  ARTICLE VIII

Subject to the By-laws, if any, adopted by the shareholders, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal the By-laws of the Corporation.

                                   ARTICLE IX

                       Liability of Directors and Officers

No directors or officer of the Corporation shall be personally liable to the Corporation or its shareholders for damages for breach of fiduciary duty as a director or officer, save and except for:

      (a) Acts if omissions which involve intentional misconduct, fraud or a knowing violation of law; or

      (b) The payment of dividends in violation of Nevada Revised Statutes
78.300.

                                    ARTICLE X

                               Statutory Election

The Corporation hereby expressly elects not to be governed by the provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Private Corporations Act to the extent that such sections may be otherwise applicable.

                                   ARTICLE XI

                Indemnification of Directors, Officers and Others

Except as may be set forth in the By-laws of the Corporation, the Corporation shall have the right to indemnify any person for any liability or expenses incurred by that person by reason of the fact that he was a director, officer, employee or agent of the Corporation and has the right to advance or pay the expenses of directors and officers in defending a civil or criminal suit or proceeding to the full extent provided by the Private Corporations Law of Nevada.


and be it:

FURTHER RESOLVED, that the officers of the Corporation be and they are authorized and directed to present the foregoing restatement and amendment of the Corporation's Articles of Incorporation in their entirety be to the shareholders of the Corporation for their consideration and approval and if duly approved by the shareholders to take actions necessary and appropriate to complete the filing and to achieve the effectiveness of the restatement and amendment.

                              RESOLUTION II

RESOLVED, that the following slate of officers be elected to serve as the officers of the Corporation for the ensuing year or until their successors are duly elected and qualified:

                   Name                          Position
                   ----                          --------

             Frank Magliato                      President

             Diego Roca                          Secretary

                              RESOLUTION III

RESOLVED, that the actions of the President of the Corporation in the employment of Gilbert L. McSwain, Attorney-at-Law of Denver, Colorado as corporate and securities counsel for the Corporation on terms and conditions deemed by the President to be fair and reasonable to the Corporation be and they are approved and ratified.

                              RESOLUTION IV

RESOLVED, that the President of the Corporation be and he hereby authorized and directed to enter into negotiations with TECLink, Inc. a Nevada Corporation relative to a transaction or series of transactions in which the Corporation will sell to TECLink certain of the assets to be acquired under the Plan and Agreement of Reorganization described in Resolution III above and from other sources and will assign to TECLink certain rights under PromoTel's Agreement with Hughes Network Services, Inc. in exchange for cash and stock of TECLink on terms and conditions deemed fair and reasonable to the Corporation in his discretion.

                               RESOLUTION V

RESOLVED, that the President of the Corporation be and he hereby is authorized and directed to negotiate with Mr. Walter Frank and companies associated with him for the acquisition of certain assets which are involved in a project known as the TECLink Company of Jackson, Mississippi in exchange for shares of common stock of the Corporation on such terms and conditions as are deemed fair and reasonable to the Corporation by the President in his sole discretion.

                                  RESOLUTION VI

WHEREAS, in December of 1995 the Corporation accepted funds from loans from certain investors in the aggregate amount of $500,000 to enable the Company to enter into an agreement which Hughes Network Services, Inc.; and

WHEREAS, at that time the Corporation was unable to sell common stock to the lending investors without risking violations of preemptive rights of stockholders; and

WHEREAS, the Corporation agreed with the lending investors that it would offer them the opportunity to convert the loans to the Corporation into shares of its common stock once its Articles of Incorporation had been amended to deny preemptive with the conversion offering to be made under the exemption from the registration requirements of the Securities Act of 1933, as amended ("Act") provided for in Rule 504 adopted under the Act and to be made outside the United States; and

WHEREAS, once the above approved Amendment to the Company's Articles of Incorporation has become effective the Corporation desires to honor its commitment to the lending investors;

NOW THEREFORE BE IT;

RESOLVED, that the Board of Directors does hereby approve and authorize an offering of 5,000,000 shares of its common stock to the investors who or which loaned to the Company the aggregate sum of $500,000 in December of 1995 in conversion of these loans at a conversion price of $.l0 per share with the offering to be made under Rule 504 adopted under the Act outside the territory of the United States and on such other terms and conditions as may be deemed reasonable to and necessary for the Corporation by its officers, in their sole discretion; and be it

FURTHER RESOLVED, that the officers and agents of the Corporation be and they hereby are authorized and directed to make all actions necessary and appropriate to enable the Corporation to make the foregoing stock offering, including the issuance of stock certificates to represent shares sold therein.

                                 RESOLUTION VII

RE SOLVED, that the Board of Directors does hereby authorize and direct that the Corporation prepare and file the appropriate documents which the United States Securities and Exchange Commission to register the common stock of the Corporation under Section 12(g) of the Securities Exchange Act of 1934, amended; and be it

FURTHER RESOLVED, that the officers of the Corporation be and they hereby are authorized and directed to take all actions necessary, as they so deem in their sole discretion and appropriate to complete the foregoing registration.

                                 RESOLUTION VIII

RESOLVED, that the set of Amended and Restated Bylaws attached hereto as Exhibit B be and they hereby are approved and adopted as the Bylaws of the Corporation.

RESOLVED, that the actions of the officers of the Corporation in negotiating for and in executing and entering into a Distributorship Agreement with Hughes Network Services, Inc. dated December 12, 1995, a copy of which is attached hereto as Exhibit C, be they hereby are ratified and approved.


Executed as of the dates set forth below:

Dated: April 8, 1996                /s/ Frank C. Magiato
                                    ------------------------------
                                        Frank C. Magiato


Dated: April 23, 1996               /s/ Lori Ann Perri
                                    ------------------------------
                                        Lori Ann Perri

                            ACTION BY WRITTEN CONSENT

                                       OF

                              MAJORITY SHAREHOLDER

                                       OF

                                 PROMOTEL, INC.

      The undersigned, the holder of more than 90% of the company's outstanding common stock does hereby adopt the Resolution set forth below pursuant to the undersigned's written consent under the applicable provisions of the Private Corporations Law of Nevada.

                                  RESOLUTION I

RESOLVED, that the Articles of Incorporation of PromoTel, Inc. be restated and amended in their entirety to read as follows:

                       RESTATED ARTICLES OF INCORPORATION

                                 PROMOTEL, INC.

                                    ARTICLE I

                                      Name

               The name of the Corporation shall be PromoTel, Inc.

                                   ARTICLE II

                                    Duration

          The period of duration of the Corporation shall be perpetual.

                                   ARTICLE III

                                     Purpose

The purpose of the Corporation is to engage in any lawful act or activities for which corporations may be organized under the Private Corporations Law of the State of Nevada.

                                   ARTICLE IV

                                  Capital Stock

The authorized capital stock of the Corporation shall be 101,000,000 shares consisting of 100,000,000 shares of common stock with a par value of 0.001 per share ("Common Stock") and 1,000,000 shares of preferred stock with a par value of 0.001 share ("Preferred Stock").

The designations and the preferences, conversion and other rights, voting powers, restrictions,. limitations as to dividends, qualifications, and terms and conditions or redemption of the shares of each class of stock are as follows:

1.    Preferred Stock

The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions and adopted by the Board of Directors and filed as required by Nevada law from time to time prior to the issuance of any shares of such series.

The Board of Directors is expressly authorized to issue, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and to set or change in any one respects the designations, preferences conversion of other rights, voting rights, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of each such series. Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the right of the Common Stock of the Corporation to vote one vote per share on all matters submitted for stockholder action. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not limited to, setting or changing the following:

      (a) the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preferred Stock shall not exceed 1,000,000);

      (b) the annual dividend rate on shares of such series, whether dividends shall be cumulative and, if so, from which date or dates;

      (c) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and whether the amount may vary under different conditions and at different redemption dates;

      (d) the obligation, if any, of the Corporation to redeem or repurchase shares of such series pursuant to a sinking fund;

      (e) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions or such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

      (f) whether the shares of such series shall be voting rights, in addition to the voting provided by the law, and if so, the terms of such voting rights;

      (g) the rights of the shares of such series in the event of voluntary or involuntary liquidation. dissolution of winding up of the Corporation; and

      (h) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series which may be authorized under Nevada Private Corporations Act.

The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

2.    Common Stock

Subject to all rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in these Articles of Incorporation, including, but not limited to, the following rights and privileges:

      (a) dividends may be declared and paid or set apart for payment upon the Common Stock out of any asset or funds of the Corporation legally available for the payment of dividends';

      (b) the holders of Common Stock shall have the right to vote for the election of directors and on all other matters requiring stockholder action, each share being entitled to one vote; and

      (c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation, after making provision for the satisfaction of any liquidation preference of any then outstanding Preferred Stock, shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

3.    Capital Stock

The following provisions shall apply to all shares of capital stock, either common stock or preferred stock:

      (a) Cumulative voting shall not be allowed in elections of directors of for any other purpose;

      (b) No holders of shares of capital stock of the Corporation shall be entitled, as such, to any preemptive or preferential right to acquire any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue. The Board of Directors of the Corporation, however, in its discretion by resolution, may determine that any unissued securities of the Corporation shall be offered for subscription solely to the holders of capital stock of any class or classes of such stock, which the Corporation may not or hereafter be authorized to issue, in such proportions based on stock ownership as said Board in its discretion may determine;

      (c) All shares, when issued, shall be fully paid and non-assessable;

      (d) The Board of Directors may restrict the transfer of any of the Corporation's stock issued by giving the Corporation or any shareholder "first right of refusal to purchase" the stock, by making the stock redeemable, or by restricting the transfer of the stock under such terms and in such manner as the directors may deem necessary and as are not inconsistent with the laws of the State of Nevada. Any stock so restricted must carry a conspicuous legend noting the restriction and the place where such restriction may be found in the records of the Corporation; and

      (e) The judgment of the Board of Directors as to the adequacy of any consideration received or to be received for any shares, options, or any other securities which the Corporation at any time may be authorized to issue or sell or otherwise dispose of shall be conclusive in the absence of fraud, subject to the provisions of these Articles of Incorporation and any applicable law.

                                   ARTICLE V

                               Board of Directors

The affairs of the Corporation shall be governed by a Board of Directors which shall be organized and operate in accordance with the provisions of this Article.

1. The number of Directors of the Corporation which shall constitute the whole Board shall not be less than three Directors. The exact number of Directors shall be fixed from time to time pursuant to a resolution adopted by a majority of the entire Board of Directors. Each Director elected shall hold office until his successor shall be elected and shall qualify.

2. Newly created Directorships resulting from any increases in the authorized number of Directors shall be filled by a majority vote of the remaining Directors, though less than a quorum, and the Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which a successor shall be elected and shall qualify.

3. Any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause, shall be filled by the vote of a majority of the remaining Directors, though less than a quorum, and the Directors so chosen shall serve for the unexpired term of this predecessor in office.

4. The names and addresses of the members of the initial Board of Directors, who shall hold office until the next annual meeting of the shareholders of the Corporation or until their successors shall have been elected and qualified, are:

                     Name                        Address
                     ----                        -------

              Lori Ann Perri          500 Fifth Avenue, Suite 424
                                      New York, NY 10110

              Frank C. Magliato       500 Fifth Avenue, Suite 424
                                      New York, NY 10110


                                    ARTICLE V

                           Principal Place of Business

The principal office and the principal place of business of the Corporation in Nevada initially shall be at 321 N. Walsh Street, Carson City, Nevada 89701. The Board of Directors, however, from to time may establish such other offices, branches, subsidiaries, or divisions which it may consider to be advisable.

                                   ARTICLE VI

                     Registered Office and Registered Agent

The address of the Corporation's initial registered office in Nevada for purpose of the Private Corporations Law of Nevada, shall be at 321 N. Walsh Street, Carson City, Nevada 89701 The name of the Corporation's initial registered agent at the address of the aforesaid registered office shall be United Corporate Services, Inc.

                                  ARTICLE VIII

                                    By-laws

Subject to the By-laws, if any, adopted by the shareholders, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal the By-laws of the Corporation.

                                   ARTICLE IX

                       Liability of Directors and Officers

No directors or officer of the Corporation shall be personally liable to the Corporation or its shareholders for damages for breach of fiduciary duty as a director or officer, save and except for:

      (a) Acts if omissions which involve intentional misconduct, fraud or a knowing violation of law; or

      (b) The payment of dividends in violation of Nevada Revised Statutes
78.300.

                                    ARTICLE X

                               Statutory Election

The Corporation hereby expressly elects not to be governed by the provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Private Corporations Act to the extent that such sections may be otherwise applicable.

                                   ARTICLE XI

                Indemnification of Directors, Officers and Others

Except as may be set forth in the By-laws of the Corporation, the Corporation shall have the right to indemnify any person for any liability or expenses incurred by that person by reason of the fact that he was a director, officer, employee or agent of the Corporation and has the right to advance or pay the expenses of directors and officers in defending a civil or criminal suit or proceeding to the full extent provided by the Private Corporations Law of Nevada.


and be it:

FURTHER RESOLVED, that the officers of the Corporation be and they are authorized and directed to present the foregoing restatement and amendment of the Corporation's Articles of Incorporation in their entirety be to the shareholders of the Corporation for their consideration and approval and if duly approved by the shareholders to take actions necessary and appropriate to complete the filing and to achieve the effectiveness of the restatement and amendment.


Executed this 8 day of April, 1996
                                                       /s/ Frank C. Magliato
                                                      -------------------------
                                                           Frank C. Magliato

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

OCT 09 1996
No. C.4011 - 87
Dean Heller
DEAN HELLER, SECRETARY OF STATE

                                 CERTIFICATE OF

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                                 PROMOTEL, INC.

      We the undersigned, Frank C. Magliato, President, and Diego Roca, Secretary, of Promotel, Inc., a Nevada corporation ("Corporation"), do hereby certify as follows:

FIRST: That the Board of Directors, acting pursuant to their unanimous written consent, did on April 3, 1996 adopt a resolution to amend and to restate the Corporation's Articles of Incorporation in their entirety as follows:

                       RESTATED ARTICLES OF INCORPORATION

                                 PROMOTEL, INC.

                                   ARTICLE I

                                      Name

                The name of Corporation shall be Promotel, Inc.

                                   ARTICLE II

                                    Duration

          The period of duration of the Corporation shall be perpetual.

                                  ARTICLE III

                                    Purpose

The purpose of the Corporation is to engage in any lawful act or activities for which corporations may be organized under the Private Corporation Law of the State of Nevada.

RECEIVED
OCT 09 1996

DEAN HELLER
------------------
SECRETARY OF STATE

                                   ARTICLE IV

                                 Capital Stock

The authorized capital stock of the corporation shall be 101,000,000 shares consisting of 100,000,000 shares of common stock with a par value of 0.001 per share ("Common Stock") and 1,000,000 shares of preferred stock with a par value of 0.001 share ("Preferred Stock").

The designation and the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions or redemption of the shares of each class of stock are as follows:

1. Preferred Stock

The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series.

The description of shares of each series of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions and adopted by the Board of Directors and filed as required by Nevada law from time to time prior to the issuance of any shares of such series.

The Board of Directors is expressly authorized to issue, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and to set or change in any one respects the designations, preferences conversion of other rights, voting rights, restrictions, limitations as Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the right of the Common Stock of the Corporation to vote one vote per share on all matters submitted for stockholder action. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not limited to, setting or changing the following:

      (a) the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preferred Stock shall not exceed 1,000,000);

      (b) the annual dividend rate on shares of such series, whether dividends shall be cumulative and, if so, from which date or dates,

      (c) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and whether the amount may vary under different conditions and at different redemption dates;

      (d) the obligation, if any, of the Corporation to redeem or repurchase shares of such series pursuant to a sinking fund;

      (e) whether shares of such series shall be convertible into, or exchangeable for shares of stock of any other class or classes and, if so, the terms and conditions or such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any,

      (f) whether the shares of such series shall be voting rights in addition to the voting provided by law, and if so, the terms of such voting rights,

      (g) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

                                   ARTICLE V

                               Board of Directors

The affairs of the Corporation shall be governed by a Board of Directors which shall be organized and operate in accordance with the provisions of this Article.

1. The number of directors of the Corporation which shall constitute the whole Board shall not be less than three Directors. The exact number of Directors shall be fixed from time to time pursuant to a resolution adopted by a majority of the entire Board of Directors. each Director elected shall hold office until his successor shall be elected and shall qualify.

2. Newly created Directorships resulting from any increases in the authorized number of Directors shall be filled by a majority vote of the remaining Directors, though less than a quorum, and the Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which a successor shall be elected and shall qualify.

3. Any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause, shall be filled by the vote of a majority of the remaining Directors, though less than a quorum, and the Directors so chosen shall serve for the unexpired term of of this predecessor in office.

4. The names and addresses of the members of the initial Board of Directors, who shall hold office until the next annual meeting of the shareholders of the Corporation or until their successors shall have been elected and qualified, are:

              Name                              Address
              ----                              -------

          Lori Ann Perri                    500 Fifth Avenue, Suite 424
                                            New York, NY 10110

          Frank C. Magliato                 500 Fifth Avenue, Suite 424
                                            New York, NY 10110

                                   ARTICLE V

                          Principle Place of Business

The principal office and the principal place of business of the Corporation in Nevada initially shall be at 321 N. Walsh Street, Carson City, Nevada 89701. The Board of Directors, however, from time to time may establish such other offices, branches, subsidiaries, or divisions which it may consider to be advisable.

                                   ARTICLE VI

                     Registered Office and Registered Agent

The address of the Corporation's initial registered office in Nevada for purpose of the Private Corporations Law of Nevada, shall be at 3579 Highway 50 East, Carson City, Nevada 89701. The name of the Corporation's initial registered agent at the address of the aforesaid registered office shall be United Corporate Service, Inc.

                                  ARTICLE VIII

                                    By-laws

Subject to the By-laws, if any, adopted by the shareholders, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal the By-laws of the Corporation.

                                   ARTICLE IX

                      Liability of Directors and Officers

No directors or offices of the Corporation shall be personally liable to the Corporation or its shareholders for damages for breach of fiduciary duty as a director or officer, save and except for:

      (a) Acts if omissions which involve intentional misconduct, fraud or a knowing violation of law; or

      (b)   The payment of dividends in violation of Nevada Revised Statutes
            78.300.

                                   ARTICLE X

                               Statutory Election

The Corporation hereby expressly elects not to be governed by the provisions of
Section 78.411 through 78.444, inclusive, of the Nevada Private Corporations Act to the [ILLEGIBLE] that such sections may be otherwise applicable.

                                   ARTICLE XI

               Indemnification of Directors, Officers and Others

Except as may be set forth in the By-laws of the [ILLEGIBLE] Corporation shall have the right to indemnify any person for any liability or expenses incurred by that [ILLEGIBLE] by reason of the fact that was a director, officer, employee or agent of the Corporation and has the right to advance or pay the expenses of directors and others in defending a civil or criminal suit or proceeding to the full [ILLEGIBLE] provided by the Private Corporations Law of Nevada.

and be it;

FURTHER RESOLVED, that the officers of the Corporation be and they authorized and directed to present the foregoing restatement and amendment of the Corporation's Articles of Incorporation in their entirety be to the shareholders of the Corporation for their consideration and approval and if duly approved by the shareholders to take actions necessary and appropriate to complete the filing and to achieve the effectiveness of the restatement and amendment.

SECOND: The Corporation's only class of capital stock issued, outstanding and entitled to vote in the amendment and restatement of its Articles of Incorporation is 8,354,250 shares of common stock; and that the foregoing amendment and restatement of the Corporation's Articles of Incorporation was duly approved and adopted by the written consent of the stockholders owing 8,320,000 of the outstanding shares.

Executed on the date(s) set forth below.


Date:    September 9, 1996                       /s/ Frank C. Magliato
                                                 ----------------------
                                                 Frank C. Magliato
                                                 President


Date:    September 9, 1996                       /s/ Diego Roca
                                                 ----------------------
                                                 Diego Roca
                                                 Secretary

State of New York              )
                               )ss
County of New York             )

      On September 9, 1996, personally appeared before me, a Notary Public, Frank C. Magliato, who acknowledged that he executed the above Certificate of Restated Articles of Incorporation of Promo Tel, Inc. as its President.


                                                /s/ Zulma A. Bodon
                                                ----------------------
                                                 Signature of Notary
(Notary Seal)

                                              ZULMA A. BODON
                                     Notary Public, State of New York
                                                No. 5007137
                                        Qualified in Queens County
                                        Commission Expires 1/19/97

State of New York              )
                               )ss
County of New York             )

My Commission expires: January 19, 1997

      On September 9, 1996, personally appeared before me, a Notary Public, Diego Roca, who acknowledged that he executed the above Certificate of Restated Articles of Incorporation of Promo Tel, Inc. as its Secretary.


                                                /s/ Zulma A. Bodon
                                                ----------------------
                                                 Signature of Notary
(Notary Seal)

                                              ZULMA A. BODON
                                     Notary Public, State of New York
                                                No. 5007137
                                        Qualified in Queens County
                                        Commission Expires 1/19/97

My Commission expires: January 19, 1997

FILED
THE OFFICE OF
SECRETARY OF STATE
STATE OF NEVADA

OCT 09 1996
No. C4011-87
/s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

   THIS FORM SHOULD ACCOMPANY RESTATED ARTICLES (PURSUANT TO NRS 78.403 (b))
                   OF INCORPORATION FOR A NEVADA CORPORATION

1.    Name of corporation PromoTel, Inc.

2.    Date of adoption of Amendment and Restated Articles April 3, 1996

3.    If the articles were amended, please indicate what changes have been made:

      (a) Was there a name change? Yes |_| No |x| If yes, what is the new name?

            --------------------------------------------------------------------

      (b) Did you change the resident agent? Yes |_| No |x| If yes, please indicate the new resident agent and address.

            --------------------------------------------------------------------

            --------------------------------------------------------------------
            Please attach the resident agent acceptance certificate.

      (c) Did you change the purposes.? Yes |_| No |_| Did you add Banking? |_| Gaming? |_| Insurance? |_| None of these? |x|

      (d) Did you change the capital stock? Yes |_| No |x| If yes, what is the new capital stock?

            --------------------------------------------------------------------
      (e) Did you change the directors? Yes |_| No |x| If yes, indicate the change:

      (f)   Did you add the directors liability provision? Yes |x| No |_|

      (g) Did you change the period of existence? Yes |_| No |x| If yes, what is the new existence?

            --------------------------------------------------------------------
      (h) If none of the above apply, and you have amended or modified the articles, how did you change your articles?

            In addition to the above change listed in (F) preemptive rights were denied in articles 3 (b).


            /s/ Diego E. Roca                                   October 3, 1996
            --------------------------------------------------------------------
            Name and Title of Office                                  Date
            Diego E. Roca Secretary


State of New York   )
                    )ss
County of New York  )

            On October 3, 1996, personally appeared before me, a Notary Public, Diego E. Roca, who acknowledged [ILLEGIBLE] he/she executed the above instrument.

[ILLEGIBLE] (Notary Stamp or Seal)              /s/ Alex Karminski
                                                --------------------------------
                                                    Notary Public

                                                  ALEX KARMINSKI
                                           Notary Public, State of New York
                                                  No. 31-4526180

                                                   STATE OF NEVADA
                                                  Secretary of State

                                            I hereby certify that this is a
                                            true and complete copy of
                                            the document as filed in this
                                            office.

                                                      OCT 29 '96

                                                   /s/ Dean Heller
                                                     DEAN HELLER
                                                  Secretary of State

                                                  By /s/ [illegible]

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

OCT 15, 1996

[illegible]

                            CERTIFICATE OF AMENDMENT

                                       TO

                           ARTICLES OF INCORPORATION

                                       OF

                                 PROMOTEL, INC.

      We, the undersigned, Frank C. Magliato, President, and Diego Roca, Secretary, of PromoTel, Inc., a Nevada corporation ("Corporation "), do hereby certify as follows:

FIRST: That the Board of Directors, acting pursuant to their unanimous written consent, did on September 12, 1996 adopt a resolution to amend the Corporation's Articles of Incorporation as follows:

      RESOLVED, that Article I of the Corporation's Articles of Incorporation be amended to read as follows:

                                   "ARTICLE I

                                      Name

      The name of the Corporation shall be DigiTec 2004, Inc." and be it:

      FURTHER RESOLVED, that the outstanding common stock of the Corporation ("Common Stock") , as of the Record Date hereinafter provided for, shall be adjusted and decreased in a reverse stock split so that each six shares of Common Stock outstanding as of the Record Date shall become one share of Common Stock as of the close of business on the Record Date subject to and in accordance with the following:

      (1) All shares held by holders having less than 30 shares of Common Stock as of the Record Date shall be canceled ("Canceled Shares") and the Corporation shall issue a check to the holders thereof in payment for the Canceled Shares in an amount equal to the "Cancellation Price" (hereinafter defined) times the number of shares, or fractional share, which the holder would otherwise have been entitled to after dividing the number of Canceled Shares by six, with the payment to be made by the Corporation upon its receipt of the certificate(s) representing the Canceled Shares;

      (2) No fractional shares will be issued or created in this stock split and each holder of 30 shares or more of Common Stock as of the Record Date who would be entitled to a fractional share after dividing the number of shares held prior to the stock split by six shall be credited with and entitled to a full share in lien of the fractional share:

      (3) The Cancellation Price shall be the moving average of the average mean price between the bid and the ask quotations appearing for the Common Stock on the NASDAQ Bulletin Board quotations system for the five consecutive trading days prior to the Record Date.

      (4) The Record Date as determined by action of the Board of Directors after approval of this resolution by the Corporation's shareholders and set forth in this Certificate of Amendment to the Articles of Incorporation to be filed with the Nevada Secretary of State is October 18, 1996, and be it

      FURTHER RESOLVED, that the Board of Directors and the officers of the Corporation be and they hereby are authorized and directed to take all actions necessary and appropriate to complete the name change and stock split which are the subject of this resolution.

SECOND: The Corporation's only class of capital stock issued outstanding and entitled to vote on the amendment to its Articles of Incorporation is common stock; and that the foregoing amendment of the Corporation's Articles of Incorporation was duly approved and adopted by the written consent of the stockholders owing more than a majority of the outstanding shares.

      Executed on the date(s) set forth below

Date: October 10, 1996

Date: October 10, 1996

State of New York  )
                   ) ss
County of New York )


/s/ Frank C. Magliato
---------------------
Frank C. Magliato
President


/s/ Diego Roca
---------------------
Diego Roca
Secretary

      On October 10, 1996, personally appeared before me, a Notary Public, Frank
C. Magliato, who acknowledged that he executed the above Certificate of Amendment to Articles of Incorporation of Promo Tel, Inc. as its President

(Notary Seal)

[notary seal omitted]

My Commission expires


/s/ Alex [illegible]

Signature of Notary

                                                   STATE OF NEVADA
                                                  Secretary of State

                                            I hereby certify that this is a
                                            true and complete copy of
                                            the document as filed in this
                                            office.

                                                      OCT 29 '96

                                                   /s/ Dean Heller
                                                     DEAN HELLER
                                                  Secretary of State

                                                  By /s/ [illegible]